SUPPLEMENT Dated January 3, 2007 To The Prospectuses Dated April 28, 2006

For Contracts Issued By ING USA Annuity and Life Insurance Company or ReliaStar Life Insurance Company of New York

This supplement updates the prospectus. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our Customer Service Center at 1-800-366-0066.

Information about Directed Services, Inc.:

Directed Services, Inc. was converted to a limited liability company, redomiciled to Delaware, and reorganized as a wholly-owned subsidiary of ING Life Insurance and Annuity Company. The firm is now known as Directed Services, LLC. Also, Directed Services, LLC has replaced ING Life Insurance and Annuity Company as investment adviser to the portfolios of the ING Partners, Inc. mutual fund.

Accordingly, all references to Directed Services, Inc. or to ING Life Insurance and Annuity Company as the investment adviser to each of the ING Partners, Inc. portfolios are changed accordingly.

Also, this investment portfolio change, underlined in the following excerpt of “Appendix B – The Investment Portfolios,” is effective December 1, 2006 – with all references in the prospectus changed accordingly:

ING Partners, Inc.

151 Farmington Avenue, Hartford, CT 06156-8962

ING Legg Mason Partners Aggressive Growth Portfolio	Seeks long-term growth of capital.
(Service Class)

Investment Adviser: ING Life Insurance and Annuity
Company
Investment Subadviser: ClearBridge Advisors, LLC
(formerly, Salomon Brothers Asset Management Inc.)

141991 – ING USA Simplicity; RLNY Simplicity-NY	1	1/3/07